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[LOGO OF JOHN HANCOCK]      POLICY DETAILS - VARIABLE LIFE
                            [ ] JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
                            [ ] JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
Service Office:             (HEREINAFTER REFERRED TO AS THE COMPANY)
200 BLOOR STREET EAST
TORONTO, ONTARIO            .  This form is part of the Application for Life
CANADA M4W 1E5                 Insurance for the Proposed Life Insured(s).
                            .  Print and use black ink. Any changes must be
                               initialed by the Proposed Life Insured(s) and/ or Owner(s).

PROPOSED LIFE INSURED (LIFE ONE)      PROPOSED LIFE INSURED (LIFE TWO)

Name       First      Middle     Last       Name       First      Middle     Last

Name(s) of Owner(s) ______________________________________________

PLAN NAME         ______________________________________________

SINGLE LIFE       [ ]  Majestic VUL 98                           [ ]  Majestic Performance VUL
                  [ ]  Majestic Variable COLI                    [ ]  Variable MasterPlan Plus

SURVIVORSHIP LIFE [ ]  Majestic VEP 98                           [ ]  Majestic Performance
                                                                      Survivorship VUL

OTHER

AMOUNT

1.Base Sum Insured (BSI) or Base Face Amount (BFA) $

   Additional Sum Insured (ASI) or Supplemental Face Amount (SFA) on Page 2.

PREMIUMS

2. Frequency: [ ]  Annual [ ]  Semi-Annual [ ]  Quarterly [ ]  Monthly -
                                                          (Automatic Deduction)
              [ ]  Other

PREMIUMS NOTICES AND CORRESPONDENCE

3.  a) Send Premium          [ ]  Owner(s) [ ]  Life One   [ ]Life Two [ ]  Employer's Address [ ]  Other: Name &
       Notices to :                                                                            Address (details below)
                             Name

                             Street No. & Name, Apl No., City, State, Zip code

    b) Send                  [ ]  Same as Premium Notices (as above)   [ ]  Other: Name & Address (details below)
       Correspondence to:

                             Name


                             Street No. & Name, Apt No., City, State, Zip code

ADDITIONAL BENEFITS

4.   a) Life Insurance Qualification Test
     [ ]  Guideline Premium (GPT)          [ ]  Cash Value Accumulation (CVAT)

   NOTE: ELECTED TEST CANNOT BE CHANGED AFTER THE POLICY IS ISSUED. YOU MAY REQUEST AN ILLUSTRATION ON BOTH TESTS BEFORE MAKING YOUR ELECTION.

b) Death Benefit Option [ ]  Option A/Option 1 (Face Amount)
                        [ ]  Option B/Option 2 (Face Amount plus
                             Account/Policy Value)
                        [ ] Option M (Available on Majestic VUL 98 and Majestic VEP 98 if CVAT chosen) With calculation beginning in policy year


                                                        M Proprietary Variable
                            Page 1 of 5                      Majestic Products

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ADDITIONAL SUM INSURED (ASI), SUPPLEMENTAL FACE AMOUNT (SFA) AND PREMIUM
SCHEDULES

5.  [ ]Additional Sum Insured (ASI)/Supplemental Face Amount
       (SFA)                                                 6.[ ]  Planned Premium
    a)[ ] ASI/SFA of $                                       a)[ ]   $ ____ annually for _____ year(s)
    [ ]For Life of Policy                                         [ ]  Annual Increase of _____ %
    [ ]With Face Amount (TSI/TFA) of $ increasing by              [ ]  Additional first year Planned Premium  $ ____
                                 % or $         Per Year for b)[ ]  Customized Schedule
    [ ]  Life of Policy or Policy Years                             List by policy year(s).

                                          POLICY YEAR(S)     PLANNED PREMIUM AMOUNT
                                        -------------------  ----------------------
    b) [ ]  Customized Level or                 to                  $      (1)
       Increasing Schedule
   List by policy year or years.                to                  $      (2)
   ASI/SFA amount may not decrease.

  POLICY YEAR(S)       ASI/SFA AMOUNT           to                  $      (3)
   --------------      --------------
        to                $      (1)            to                  $      (4)
        to                $      (2)            to                  $      (5)
        to                $      (3)            to                  $      (6)
        to                $      (4)            to                  $      (7)
        to                $      (5)            to                  $      (8)
        to                $      (6)            to                  $      (9)
        to                $      (7)            to                  $      (10)
        to                $      (8)    (if more space is required, complete and
                                        attach form NB5064.)
        to                $      (9)
        to                $      (10)
   (If more space is required,
complete and attach form NB5064.)

MAJESTIC VUL 98, MAJESTIC VARIABLE COLI, VARIABLE MASTERPLAN PLUS, MAJESTIC VEP
98

7.  [ ]Living Care Benefit (for terminal illness, only available on Majestic VUL
       98)

    [ ]Enhanced Cash Value Rider

    [ ]Premium Cost Recovery for             [ ]  Life of Policy [ ]  Policy Years

    [ ]Age 100 Waiver of Charges Rider (Not available on MVCOLI or VMPP)

    [ ]Policy Split Option Rider (Only available on Majestic VEP 98)

    [ ]Continuation of Guaranteed Minimum Death Benefit Option after 10th Policy
       Year (Only available with Option A)

    [ ]Other

MAJESTIC PERFORMANCE VUL

8.  [ ]Enhanced Surrender Value              [ ]LifeCare Benefit Rider
       Rider                                    (Please complete form
                                                NB5018.)

                                             [ ]LifeCare Benefit Max (LMAX)
                                                Extension Rider

    [ ]Extended No Lapse Guarantee
       (beyond Basic Period)

    [ ]To Age       [ ] Period               [ ]Accelerated Benefit Rider

    [ ]Return of Premium Death               [ ]Other
       Benefit (with DB Option 1 only)
       Increase Rate      [ ] Yes %          [ ]No
       Percentage of Premiums to be          %
       returned at death
       (Whole numbers only. Maximum
       100%)

MAJESTIC PERFORMANCE SURVIVORSHIP VUL

9.  [ ]Enhanced Cash Value Rider
    [ ]Premium Cost Recovery for [ ] Life of Policy [ ]       Policy Years
    [ ]Survivorship Four Year Level Term Rider
    [ ]Policy Split Option Rider
    [ ]Other

                                                        M Proprietary Variable
                            Page 2 of 5                      Majestic Products

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ADDITIONAL INFORMATION - THESE QUESTIONS APPLY TO THE OWNER(S) OF THE POLICY.
ALL QUESTIONS MUST BE ANSWERED.

10. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.
         Plan name

       _______________________________________________________ $ ______

    b) Do you understand that you may need to pay premiums in addition to Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any applicable guaranteed death benefit
       feature have not been satisfied)?                      [ ] Yes  [ ] No

11. Have you received a current prospectus (and any supplements) for the applicable policy?     [ ] Yes   [ ]No

    If YES, date of prospectus(es) mmm dd  yyy Date of supplement(s) mmm dd  yyy

    Date of John Hancock Trust     mmm dd  yyy Date of supplement    mmm dd  yyy
    prospectus
    (if applicable)

12. With the above in mind, does the policy meet your insurance objectives and your anticipated financial needs? [ ] Yes [ ] No

INVESTOR SUITABILITY STATEMENTS

13. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:

    (A)THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.

    (B)THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

    (C)THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

TELEPHONE/ALLOCATION CHANGE AUTHORIZATION

14. I UNDERSTAND AND AGREE THAT:

a) Telephone transfers and allocation d) All items of authorization are changes will also be subject to the binding upon the agents, heirs
   conditions of the policy, the            and assignees of the Owner(s).
   administrative requirements of The
   Company, and the provisions of the
   policy's prospectus.

b) The Company may act on telephone      e) This Telephone/Allocation Change
   instructions from the Owner or from      Authorization will be effective
   any such person, if the policy is        until such time as (a) written
   jointly owned. The Company, its          revocation is received by The
   agents, or representatives of            Company's Service Office, or (b)
   employees who act on its behalf,         The Company discontinues this
   will not be subject to any claim,        privilege, whichever occurs
   liability, loss, expense or cost if      first.
   it acted on good faith upon
   telephone instructions it reasonably PLEASE CHECK [X] ONLY ONE BOX: believes to be genuine in reliance
   on this signed authorization. The     [ ] I authorize The Company to
   Company will employ reasonable            accept telephone instructions
   procedures to confirm that the            from me or any co-owner.
   instructions communicated by
   telephone are genuine. Such           [ ] I authorize The Company to
   procedures shall consist of               accept telephone instructions
   confirming a valid telephone              from me, any co-owner or our
   authorization form is on file and         Registered Representative.
   providing written confirmation of        (Registered Representatives
   tape recorded instructions.              should contact their broker/
                                            dealer for procedures regarding
c) The Company, at its option alone and     this authorization.)
   without prior or subsequent notice
   to the Owner(s), or any other person
   or representative of the Owner(s),
   may record all or part of any
   telephone conversation containing
   telephone transfer and/or allocation
   change instructions.


                                                        M Proprietary Variable
                            Page 3 of 5                      Majestic Products

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15. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers.
   Total must be 100%.

MAJESTIC VUL 98, MAJESTIC PERFORMANCE VUL, MAJESTIC VARIABLE COLI, VARIABLE MASTERPLAN PLUS, MAJESTIC VEP98, MAJESTIC PERFORMANCE SURVIVORSHIP VUL

AGGRESSIVE GROWTH PORTFOLIOS      GROWTH PORTFOLIOS                       GROWTH & INCOME PORTFOLIOS
----------------------------      ----------------------------------- --------------------------------------------
   % Science & Technology             % Quantitative Mid Cap                  % Growth & Income
   % Pacific Rim                      % Mid Cap Index                         % 500 Index B
   % Health Sciences                  % Mid Cap Core                          % Fundamental Value
   % Emerging Growth                  % Global                                % U.S. Core
   % Small Cap Growth                 % Capital Appreciation                  % Large Cap
   % Emerging Small Company           % American Growth                       % Quantitative Value
   % Small Cap                        % U.S. Global Leaders Growth            % American Growth - Income
   % Small Cap Index                  % Quantitative All Cap                  % Equity - Income
   % Dynamic Growth                   % All Cap Core                          % American Blue Chip Income & Growth
   % Mid Cap Stock                    % Total Stock Market Index              % Income & Value
   % Natural Resources                % Blue Chip Growth                      % Managed
   % All Cap Growth                   % U.S. Large Cap                        % PIMCO VIT All Asset
   % Strategic Opportunities          % Core Equity                           % Global Allocation
   % Financial Services               % Strategic Value
   % International Opportunities      % Large Cap Value                     INCOME PORTFOLIOS
   % International Small Cap          % Classic Value                         % High Yield
   % International Equity Index B     % Utilities                             % U.S. High Yield Bond
   % Overseas Equity                  % Real Estate Securities                % Strategic Bond
   % American International           % Small Cap Opportunities               % Strategic Income
   % International Value              % Small Cap Value                       % Global Bond
   % International Core               % Small Company Value                   % Investment Quality Bond
                                      % Special Value                         % Total Return
                                      % Mid Value                             % American Bond
                                      % Mid Cap Value                         % Real Return Bond
                                      % Value                                 % Bond Index B
                                      % All Cap Value                         % Core Bond
                                                                              % Active Bond
                                                                              % U.S. Government Securities
                                                                              % Short Term Bond
    % FIXED ACCOUNT

NOTE: LIQUIDITY
      RESTRICTIONS APPLY
      WHEN ALLOCATING
      FUNDS TO THE FIXED
      ACCOUNT.
                                  M FUNDS                                 CONSERVATIVE PORTFOLIO

                                      % Brandes International Equity
                                      % Turner Core Growth                    % Money Market B
                                      % Frontier Capital Appreciation
                                      % Business Opportunity Value        LIFESTYLE PORTFOLIO
                                                                              % Lifestyle Aggressive
                                                                              % Lifestyle Growth
                                  OTHER PORTFOLIO                             % Lifestyle Balanced
                                      %                                       % Lifestyle Moderate
                                                                              % Lifestyle Conservative

                                                        M Proprietary Variable
                            Page 4 of 5                      Majestic Products

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ALLOCATION OF MONTHLY CHARGES

16. Please deduct the monthly charges from the following accounts (except Mortality and Expense Risk/Asset based Risk charges).

Account No. _______ %   [ ] Check box and attach sheet with additional
                            information, if necessary.
            _______ %

OWNER(S) SIGNATURE(S)

  Signed at          City           State            This           Day of           Year
  _________       _________       _________       _________       _________       _________

Signature of Witness/Registered Representative (as Witness) Signature of Owner
[X]                                                         [X] ______

                                                            Signature of Owner
                                                            [X] ______

AGENT/REGISTERED REPRESENTATIVE CERTIFICATION - ALL AGENTS/REGISTERED REPRESENTATIVES SHARING COMMISSIONS MUST SIGN THIS FORM.

I CERTIFY THAT A CURRENT PROSPECTUS (AND ANY SUPPLEMENT) FOR THE POLICY APPLIED FOR HAS BEEN GIVEN TO THE PROPOSED LIFE INSURED(S), AND TO THE OWNERS(S) IF OTHER THAN THE PROPOSED LIFE INSURED(S).

Signature of Agent/Registered Representative            Place and Date

[X] ___________________________________________________ ____________________

Signature of Agent/Registered Representative
                                                        Place and Date

[X] ___________________________________________________ ____________________

Signature of Agent/Registered Representative
                                                        Place and Date

[X] ___________________________________________________ ____________________

Signature of Agent/Registered Representative
                                                        Place and Date

[X] ___________________________________________________ ____________________

Signature of Agent/Registered Representative
                                                        Place and Date

[X] ___________________________________________________ ____________________

                                                        M Proprietary Variable
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